SUPREME COURT OF THE STATE OF NEW YORK
COUNTY OF WESTCHESTER

BOB THOMAS, derivatively on behalf of MGT CAPITAL INVESTMENTS, INC., Plaintiff, vs. ROBERT B. LADD, JOHN McAFEE, H. ROBERT HOLMES, MICHAEL ONGHAI, NOLAN BUSHNELL, ROBERT S. LOWREY, BARRY C. HONIG, JOHN STETSON, MICHAEL BRAUSER, JOHN O'ROURKE III, and MARK GROUSSMAN, Defendants, and MGT CAPITAL INVESTMENTS, INC., Nominal Defendant.	Index No. 70301/2018 **STIPULATION AND COMPROMISE OF SETTLEMENT** Hon. Linda S. Jamieson, J.S.C.

This Stipulation and Compromise of Settlement dated April 23, 2020 (the "Stipulation"), is made and entered into by and among the following Settling Parties (as defined below), each by and through their respective counsel: (i) Bob Thomas, plaintiff to the above-captioned shareholder derivative action (the "*Thomas* Action"), Atul Ojha (together with Bob Thomas, "Plaintiffs"), plaintiff to the shareholder derivative action captioned *Ojha v., Ladd*, Index No. 65647/2016 (Supreme Court of the State of New York, County of Westchester) ("*Ojha* Action," and together with the *Thomas* Action, the "Derivative Actions")[1], individually and derivatively on behalf of MGT Capital Investments, Inc. ("MGT" or the "Company"); (ii) nominal defendant MGT; (iii) defendants Robert B. Ladd, H. Robert Holmes, Michael Onghai, Nolan Bushnell, and

[1] Although only filed in the *Thomas* Action, this Stipulation and Settlement also resolves the *Ojha* Action.

Robert S. Lowrey (the "MGT Defendants"); and (iv) defendants Barry C. Honig, John Stetson, Michael Brauser, John O'Rourke III, and Mark Groussman (the "Shareholder Defendants").[2]

This Stipulation, subject to the approval of the Supreme Court of the State of New York, County of Westchester (the "Court"), is intended by the Settling Parties to fully, finally, and forever compromise, resolve, discharge, and settle the Released Claims (as defined below) and to result in the complete dismissal of the Derivative Actions with prejudice, upon the terms and subject to the conditions set forth herein, and without any admission or concession as to the merits of any of the Settling Parties' claims or defenses.[3]

I. INTRODUCTION

A. Factual Background

MGT is a Delaware corporation with principal executive offices located in Durham, North Carolina. MGT's principal executed offices were previously located in Harrison, New York. Plaintiffs allege in the Derivative Actions that the Individual Defendants and Shareholder Defendants[4] willfully or recklessly failed to maintain internal controls at the Company and made and/or caused the Company to make misrepresentations concerning MGT's business, operations, and prospects in its press releases and filings with the U.S. Securities and Exchange Commission ("SEC").

The Complaint alleges that the MGT Defendants breached their fiduciary duties to MGT by intentionally and/or recklessly causing MGT to: (1) engage in an illicit pump-and-dump

[2] MGT, the MGT Defendants, and the Shareholder Defendants are referred to collectively as "Defendants."

[3] Capitalized words or terms used herein, unless otherwise defined, shall have the meanings ascribed to them in Section IV, ¶1 hereof titled "Definitions."

[4] The Shareholder Defendants are only parties to the above-captioned action.

scheme to artificially inflate the price of MGT's stock ("Pump and Dump Scheme"); (2) make materially false and misleading statements regarding MGT's business, operations, and prospects that caused MGT's stock price to be artificially inflated; (3) sell millions of dollars' worth of MGT securities at artificially inflated prices and under false pretenses; and (4) fail to maintain internal controls. Furthermore, the Complaint alleges that the MGT Defendants willfully or recklessly made and/or caused MGT to make false and misleading statements of material fact that failed to disclose, at least, that: (1) MGT was engaged in the Pump and Dump Scheme, which resulted in governmental scrutiny and MGT's stock being delisted from the NYSE; (2) certain defendants exercised control over MGT and its management; and (3) MGT failed to maintain internal controls. The Complaint also alleges that the Shareholder Defendants aided and abetted misconduct by the MGT Defendants and were unjustly enriched as a result.

B. Procedural Background

The *Ojha* Action

On October 15, 2016, Plaintiff Ojha filed his Verified Shareholder Derivative Complaint on behalf of MGT against all MGT Defendants except Robert S. Lowrey (the "*Ojha* MGT Defendants") asserting breach of fiduciary duty, unjust enrichment, abuse of control, gross mismanagement, and waste of corporate assets.

On February 27, 2017, the parties to the *Ojha* Action filed the Stipulated Temporary Stay of Proceedings in which the *Ojha* Action would be stayed pending a trigger event including: (i) the entry of any order denying any motions to dismiss in the Securities Class Actions,[5] or a final

[5] "Securities Class Actions" means *Mayer v. MGT Capital Investments, Inc., et al.*, No. 1:16-cv-07449; *Karner, et al. v. MGT Capita/Investments, Inc., et al.* No. 1:16-cv-07423, and *Exley v. MGT Capital Investments, Inc., et al.*, No. 1:16-cv-07415, which had both been pending in the United States District Court for the Southern District of New York before they were dismissed

order dismissing the Securities Class Actions with prejudice; (ii) a joint request by Ojha and MGT and the *Ojha* MGT Defendants to lift the stay of proceedings; (iii) a request by Ojha to lift the stay in the event a related derivative action is filed with a court and not stayed within 30 days of its filing; and (iv) an order of the Court in the *Ojha* Action to terminate the stay.

On July 2, 2019, Plaintiff Ojha filed a motion to consolidate the *Ojha* Action and *Thomas* Action. However, on September 3, 2019, this motion was denied on technical grounds.

On December 4, 2019, MGT and the MGT Defendants filed a motion to dismiss. Plaintiff Ojha opposed the motion on January 27, 2020. Prior to the motion to dismiss being fully briefed, the Settlement was reached and, thus, the parties in the *Ojha* Action stipulated to continue the motion return date.

The *Thomas* Action

On December 12, 2018, Plaintiff Thomas filed his Verified Shareholder Derivative Complaint (the "Complaint") on behalf of MGT against the MGT Defendants and Shareholder Defendants asserting breach of fiduciary duty, unjust enrichment, abuse of control, gross mismanagement, waste of corporate assets, and aiding and abetting breach of fiduciary duty.

On November 22, 2019, Defendant Groussman filed a motion to dismiss. Plaintiff Thomas opposed this motion on January 24, 2020, and Groussman filed his reply on February 13, 2020.

On December 4, 2019, MGT and the MGT Defendants filed their motion to dismiss. Plaintiff Thomas opposed this motion on January 24, 2020. On February 14, 2020, the Settlement was reached and, thus, the parties in the *Thomas* Action notified the court on that date that a settlement had been reached in the action and that all parties jointly requested that the

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with prejudice.

current proceedings and litigation deadlines in the action, including the motions returnable on that date, be suspended while the parties seek the Court's approval of the settlement.

C. Settlement Negotiations

On or about July 2, 2019, the Settling Parties began discussing settlement of both Derivative Actions.

On July 16, 2019, Plaintiffs' Counsel sent a settlement demand to counsel for MGT and the MGT Defendants, which included an extensive corporate governance reforms proposal.

On January 15, 2020, counsel for Plaintiffs, MGT, the MGT Defendants, and certain of the Shareholder Defendants attended a preliminary conference before the Hon. Linda S. Jamieson. At this conference, counsel for those parties in attendance informed the Court that there had been productive settlement discussions, but, that they had reached an impasse. Justice Jamieson directed the Settling Parties to participate in a mediation with a mediator from the Court-approved mediator list.

The Settling Parties agreed to mediate with Roger M. Deitz (the "Mediator") on February 7, 2020. Prior to the mediation with Mr. Deitz, the Settling Parties participated in both joint and separate phone calls with the Mediator as well as submitted confidential mediation statements.

At the mediation, under the Mediator's guidance, Plaintiffs executed and provided Defendants an Offer to Accept, that is, a settlement term sheet that contains the material terms of the Settlement, which was executed and provided by the Defendants to Plaintiffs on February 14, 2020.

The consideration for the Settlement is as follows: (i) adoption of certain corporate governance reforms, the terms of which are fully set forth in Exhibits A and B attached hereto (the "Corporate Governance Reforms") by MGT; (ii) the MGT Defendants shall collectively pay or cause to be paid $75,000 to the Company; and (iii) the Shareholder Defendants shall

collectively pay or cause to be paid $150,000 to the Company, with each Shareholder Defendant contributing their respective agreed upon portion of the total $150,000.

As part of the Settlement, and as a result of arm's-length negotiations between MGT and the Plaintiffs, with the assistance of the Mediator, MGT will pay $150,000 as attorneys' fees and expenses to Plaintiffs' Counsel, subject to approval by the Court (the "Fee and Expense Award").

II. PLAINTIFFS' COUNSEL'S INVESTIGATION AND RESEARCH, PLAINTIFFS' CLAIMS, AND THE SUBSTANTIAL BENEFIT OF SETTLEMENT

Plaintiffs' Counsel conducted an investigation relating to the claims and the underlying events alleged in the Derivative Actions, including, but not limited to: (1) reviewing and analyzing the Company's public filings with the SEC, press releases, announcements, transcripts of investor conference calls, and news articles; (2) reviewing and analyzing the allegations contained in filings made in other litigation; (3) researching and drafting the complaints filed in the Derivative Actions; (4) researching the applicable law with respect to the claims in the Derivative Actions and the potential defenses thereto; (5) researching corporate governance issues; (6) preparing an extensive settlement demand that included a corporate governance reforms proposal; (7) researching and drafting briefs opposing three motions to dismiss; (8) attending a preliminary conference; (9) participating in-person at the mediation; and (10) engaging in extensive settlement discussions with Defendants' Counsel.

Plaintiffs' Counsel believe that the claims asserted in the Derivative Actions have merit and that their investigation supports the claims asserted. Without conceding the merit of any of Defendants' defenses or the lack of merit of any of Plaintiffs' allegations, and in light of the substantial benefit Plaintiffs' Counsel believe the Settlement confers on MGT, as well as to avoid the potentially protracted time, expense, and uncertainty associated with continued

litigation, including potential trials and appeals, Plaintiffs' Counsel have concluded that it is desirable that the Derivative Actions be fully and finally settled in the manner, and upon the terms and conditions, set forth in this Stipulation. Plaintiffs and Plaintiffs' Counsel recognize the significant risk, expense, and length of continued proceedings necessary to prosecute the Derivative Actions against the MGT Defendants and Shareholder Defendants through trials and possible appeals. Plaintiffs' Counsel also have taken into account the uncertain outcome and the risk of any litigation, especially complex litigation such as the Derivative Actions, as well as the difficulties and delays inherent in such litigation. Based on their evaluation, and in light of the substantial benefit conferred upon the Company and its stockholders as a result of the Settlement, Plaintiffs and Plaintiffs' Counsel have determined that the Settlement is in the best interests of MGT and Current MGT Stockholders (as defined below), and have agreed to settle the Derivative Actions upon the terms, and subject to the conditions, set forth herein.

III. DEFENDANTS' DENIALS OF WRONGDOING AND LIABILITY

Defendants have denied, and continue to deny, each and every claim and contention alleged by Plaintiffs in the Derivative Actions and affirm that they have acted properly, lawfully, and in full accord with their fiduciary duties, at all times. Further, Defendants have denied expressly, and continue to deny, all allegations of wrongdoing, fault, liability, or damage against them arising out of any of the conduct, statements, acts or omissions alleged, or that could have been alleged, in the Derivative Actions and deny that they have ever committed or attempted to commit any violations of law, any breach of fiduciary duty owed to MGT or its stockholders, or any wrongdoing whatsoever. Had the terms of this Stipulation not been reached, Defendants would have continued to contest Plaintiffs' allegations vigorously, and Defendants maintain that they had and have meritorious defenses to all claims alleged in the Derivative Actions. Yet,

Defendants acknowledge and agree that the Corporate Governance Reforms confer a substantial benefit to MGT and its stockholders. Without admitting the validity of any of the claims that Plaintiffs have asserted in the Derivative Actions, or any liability with respect thereto, Defendants have concluded that it is desirable that the claims be settled on the terms and subject to the conditions set forth herein.

IV. TERMS OF STIPULATION AND AGREEMENT OF SETTLEMENT

Plaintiffs, derivatively on behalf of MGT, and Defendants, by and through their respective counsel or attorneys of record, hereby stipulate and agree that, subject to approval by the Court, in consideration of the substantial benefit flowing to the Settling Parties, the Derivative Actions and all of the Released Claims shall be fully, finally, and forever satisfied, compromised, settled, released, discharged, and dismissed with prejudice, upon the terms and subject to the conditions set forth herein as follows:

1. <u>Definitions</u>

As used in this Stipulation, the following terms have the meanings specified below. In the event of any inconsistency between any definition set forth below and any definition set forth in any document attached as an exhibit to this Stipulation, the definitions set forth below shall control.

1.1 "Claims" means, collectively, any and all claims, rights, demands, causes of action or liabilities of any kind, nature and character (including but not limited to claims for damages, interest, attorneys' fees, expert or consulting fees, and any and all other costs, expenses or liabilities whatsoever), whether based on federal, state, local, statutory or common law or any other law, rule or regulation, whether

foreign or domestic, whether fixed or contingent, accrued or unaccrued, liquidated or unliquidated, at law or in equity, matured or unmatured.

1.2 "Current MGT Stockholders" means, for purposes of this Stipulation, any Persons who own MGT common stock as of the date of this Stipulation and who continue to hold their MGT common stock as of the date of the Settlement Hearing, excluding the MGT Defendants, the officers and directors of MGT, the Shareholder Defendants, and members of their immediate families, and their legal representatives, heirs, successors, or assigns, any entity in which Individual Defendants and/or the Shareholder Defendants have or had a controlling interest.

1.3 "Defendants' Counsel" means Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, NY 10036; Baker & McKenzie LLP, 452 Fifth Avenue, New York, NY 10018; Sheppard, Mullin, Richter & Hampton LLP, 30 Rockefeller Plaza, New York, NY 10112; Richard and Richard, P.A., 825 Brickell Bay Drive, Tower III, Suite 1748, Miami, FL 33131; and Orrick, Herrington & Sutcliffe LLP, 51 West 52nd Street, New York, NY 10019.

1.4 "Defendants' Released Claims" means all Claims that could be asserted in any forum by any of the Released Persons against Plaintiffs, Plaintiffs' Counsel, MGT, and all Current MGT Stockholders (solely in their capacity as MGT stockholders) (including known and Unknown Claims brought directly), arising out of, relating to, or in connection with the institution, prosecution, assertion, settlement, or resolution of the Derivative Actions or the Released Claims; provided, however, that nothing herein shall in any way release, waive, impair, or restrict the rights of any Party to enforce the terms of this Settlement.

1.5 "Effective Date" means the first date by which all of the events and conditions specified in Section IV, ¶6.1 herein have been met and have occurred.

1.6 "Final," with respect to a court order, means the later of: (i) if there is an appeal from a court order, the date of final affirmance on appeal and the expiration of the time for any further judicial review whether by appeal, reconsideration or a petition for a *writ of certiorari* and, if *certiorari* is granted, the date of final affirmance of the order following review pursuant to the grant; or (ii) the date of final dismissal of any appeal from the order or the final dismissal of any proceeding on *certiorari* to review the order; or (iii) the expiration of the time for the filing or noticing of any appeal or petition for *certiorari* from the order (or, if the date for taking an appeal or seeking review of the order shall be extended beyond this time by order of the issuing court, by operation of law or otherwise, or if such extension is requested, the date of expiration of any extension if any appeal or review is not sought), without any such filing or noticing being made. However, any appeal or proceeding seeking subsequent judicial review pertaining solely to the Court's award of attorneys' fees or expenses, shall not in any way delay or affect the time set forth above for the Judgment to become Final or otherwise preclude the Judgment from becoming Final.

1.7 "Judgment" means the final order and judgment to be rendered by the Court, substantially in the form attached hereto as Exhibit E.

1.8 "MGT Counsel" means counsel for MGT and the MGT Defendants, Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, NY 10036.

1.9 "Notice" means the Notice of Proposed Settlement of Derivative Action to Current MGT Stockholders of the Settlement, which, subject to the Court's approval, shall be substantially in the form of Exhibit C attached hereto.

1.10 "Person(s)" means an individual, corporation, limited liability company, professional corporation, partnership, limited partnership, limited liability partnership, association, joint stock company, estate, legal representative, trust, unincorporated association, government or any political subdivision or agency thereof, and any business or legal entity, and their spouses, heirs, predecessors, successors, administrators, parents, subsidiaries, affiliates, representatives, or assignees.

1.11 "Plaintiffs' Counsel" means The Rosen Law Firm, P.A., 275 Madison Avenue, 40th Floor, New York, New York 10016 and The Brown Law Firm, P.C., 240 Townsend Square, Oyster Bay, New York 11771.

1.12 "Preliminary Approval Order" means the Order Preliminarily Approving Derivative Settlement and Providing for Notice to be entered by the Court, substantially in the form of Exhibit D attached hereto.

1.13 "Related Persons" means each and all of a Person's past, present, or future family members, spouses, domestic partners, parents, associates, affiliates, subsidiaries, officers, directors, stockholders, owners, members, representatives, employees, attorneys, financial or investment advisors, consultants, underwriters, investment banks or bankers, commercial bankers, insurers, reinsurers, excess insurers, co-insurers, advisors, employees, principals, agents, heirs, executors, trustees, estates, beneficiaries, distributees, predecessors, successors, affiliates,

subsidiaries, divisions, entities, investment vehicles, retirement accounts, foundations, general or limited partners or partnerships, joint ventures, personal or legal representatives, administrators, or any other person or entity acting or purporting to act for or on behalf of any Person, and each of their respective predecessors, successors, and assigns.

1.14 "Released Claims" means all Claims, including known and Unknown Claims, against any of the Released Persons that (i) were asserted or could have been asserted derivatively in the Derivative Actions; (ii) would have been barred by *res judicata* had the Derivative Actions been fully litigated to final judgment; or (iii) could have been, or could in the future be, asserted derivatively in any forum or proceeding or otherwise against any of the Released Persons that concern or arise out of or relate to any of the subject matters, allegations, transactions, facts, occurrences, representations, statements, or omissions alleged, involved, set forth, or referred to in the complaints filed in the Derivative Actions; provided, however, that nothing herein shall in any way release, waive, impair, or restrict the rights of any Party to enforce the terms of this Settlement. Released Claims does not include either: (a) the federal securities fraud claims pending in *Kirt Guyer, individual and on behalf of all others similarly situated v. MGT Capital Investments, Inc. and Robert B. Ladd*, No. 1:18-cv-09228-ER (S.D.N.Y.); or (b) any claim that MGT may have against the Shareholder Defendants arising from the purchase or sale of securities in violation of Section 16(b) of the Securities Exchange Act of 1934.

1.15 "Released Person(s)" means, collectively, each and all of the Defendants and their Related Persons.

1.16 "Settlement" means the settlement of the Derivative Actions as documented in this Stipulation.

1.17 "Settlement Hearing" means the hearing by the Court to review the adequacy, fairness, and reasonableness of the Settlement set forth in this Stipulation and to determine: (i) whether to enter the Judgment; and (ii) all other matters properly before the Court.

1.18 "Settling Parties" means, collectively, Plaintiffs (individually and derivatively on behalf of MGT), MGT, the MGT Defendants, and the Shareholder Defendants.

1.19 "Unknown Claims" means any Claims that any Party or any Current MGT Stockholder (claiming in the right of, or on behalf of, the Company) does not know or suspect to exist in his, her, or its favor at the time of the release of the Released Claims and Defendants' Released Claims that, if known by him, her, or it, might have affected his, her, or its settlement with and release of the Released Claims and Defendants' Released Claims, or might have affected his, her, or its decision not to object to this Settlement. Unknown Claims include those Claims in which some or all of the facts comprising the Claim may be unsuspected, or even undisclosed or hidden. With respect to any and all Released Claims and Defendants' Released Claims, including Unknown Claims, the Settling Parties stipulate and agree that, upon the Effective Date, they shall expressly waive, and every Current MGT Stockholder shall be deemed to have, and by operation of the

Judgment shall have, expressly waived the provisions, rights, and benefits of California Civil Code § 1542, which provides:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, AND THAT, IF KNOWN BY HIM OR HER WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.

The Settling Parties shall expressly waive, and every Current MGT Stockholder who is not a Defendant shall be deemed to have, and by operation of the Judgment shall have, expressly waived any and all provisions, rights, and benefits conferred by any law of any state or territory of the United States, or principle of common law or foreign law, which is similar, comparable or equivalent in effect to California Civil Code § 1542. The Settling Parties may hereafter discover facts in addition to or different from those which he, she, or it now knows or believes to be true with respect to the subject matter of the Released Claims or Defendants' Released Claims, but the Settling Parties shall expressly have, and every Current MGT Stockholder shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever settled and released any and all Released Claims and Defendants' Released Claims, known or unknown, suspected or unsuspected, contingent or non-contingent, whether or not concealed or hidden, which now exist, or heretofore have existed, upon any theory of law or equity now existing or coming into existence in the future, including, but not limited to, conduct which is negligent, reckless, intentional, with or without malice, or a breach of any duty, law or rule, without regard to the subsequent discovery or existence of such different or additional facts. The Settling Parties acknowledge,

and every Current MGT Stockholder who is not a Defendant shall be deemed by operation of the Judgment to have acknowledged, that the foregoing waivers were separately bargained for and a key element of the Settlement of which this release is a material and essential part.

2. **Terms of the Settlement**

2.1 In consideration for the full and final release, settlement and discharge of any and all claims that were or could have been asserted by Plaintiffs, individually and derivatively on behalf of MGT, against Defendants in the Derivative Actions and the other terms and conditions of this Stipulation, the Settling Parties have agreed to the following:

2.2 MGT shall implement the Corporate Governance Reforms set forth in Exhibit A (the "New Reforms"), pursuant to the terms set forth in Exhibit A, except for the New Reforms denoted by an Asterix in Exhibit A, which MGT implemented after they were negotiated with Plaintiffs' counsel, and shall maintain them pursuant to the terms set forth in Exhibit A. MGT and its Board of Directors (the "Board") acknowledge that the filing, prosecution, and resolution of Derivative Actions was the primary cause of the Board's decision to implement the New Reforms. MGT and the Board further agree and affirm that the New Reforms have conferred and will confer a substantial benefit upon the Company and its shareholders.

2.3 MGT implemented the Corporate Governance Reforms set forth in Exhibit B (the "Recent Reforms") since one or both of the Derivative Actions were filed. MGT and its Board acknowledge that the filing, prosecution, and resolution of one or both of the Derivative Actions was a significant contributing factor in MGT's decision to adopt the Recent Reforms. MGT and the Board further agree and affirm that the Recent Reforms have conferred and will confer a substantial benefit upon the Company and its shareholders.

2.4 Within ten (10) days after final approval of the Settlement, the Shareholder Defendants shall collectively pay or cause to be paid one hundred fifty thousand dollars ($150,000) ("Shareholder Defendants' Payment") to an escrow account of MGT Counsel (the "MGT Escrow Account"), with each Shareholder Defendant contributing their respective agreed upon portion of the total $150,000. Immediately after the Court enters the Judgment, MGT Counsel shall release from the MGT Escrow Account the Shareholder Defendants' Payment to MGT.

2.5 Within thirty (30) calendar days after the Court's entry of the Preliminary Approval Order, the MGT Defendants shall collectively pay or cause to be paid seventy-five thousand dollars ($75,000) ("MGT Defendants' Payment") to the MGT Escrow Account. Immediately after the Court enters the Judgment, MGT Counsel shall release from the MGT Escrow Account the MGT Defendants' Payment to MGT.

3. <u>Procedure for Implementing the Settlement</u>

3.1 Promptly after execution of this Stipulation, Plaintiff Thomas shall submit this Stipulation, together with its exhibits, to the Court and apply for entry of the Preliminary Approval Order in the Court, substantially in the form of Exhibit D attached hereto, requesting, *inter alia*: (i) preliminary approval of the Settlement set forth in this Stipulation; (ii) approval of the method of providing notice of the proposed Settlement to Current MGT Stockholders; (iii) approval of the form of notice of the Settlement substantially in the form of Exhibit C attached hereto; and (iv) a date for the Settlement Hearing.

3.2 MGT shall undertake the administrative responsibility for giving notice of the Settlement to Current MGT Stockholders in the manner set forth in this paragraph. MGT shall be solely responsible for paying the costs and expenses related to providing such notice or any

notice that is required by the Court. Within ten (10) calendar days after the Court's entry of the Preliminary Approval Order, MGT shall issue the notice of the Settlement substantially in the form of Exhibit C attached hereto ("Notice") via a press release on *GlobeNewswire*, file with the SEC the Notice and Stipulation as exhibits to a Form 8-K, and post the Notice together with the Stipulation on the "Investors" page of MGT's corporate website, mgtci.com/, or per the means required by the Court. The Notice will contain a link to the page on the Investors page of MGT's corporate website where the Notice and Stipulation will be posted, which posting will be maintained through the date of the Settlement Hearing. The Settling Parties believe the content of the Notice and the manner of the notice procedures set forth in this paragraph constitute adequate and reasonable notice to Current MGT Stockholders pursuant to applicable law and due process.

3.3 Plaintiff Thomas shall request that the Court hold the Settlement Hearing to approve the Settlement and the Fee and Expense Award at least fifty-five (55) calendar days after the Court's entry of the Preliminary Approval Order.

3.4 Pending the Court's determination as to final approval of the Settlement, Plaintiffs and Plaintiffs' Counsel, and any Current MGT Stockholders, derivatively on behalf of MGT, are barred and enjoined from commencing, prosecuting, instigating, or in any way participating in the commencement or prosecution of any action asserting any Released Claims against any of the Released Persons in any court or tribunal.

4. Releases

4.1 Within five (5) business days after the date that the Judgment becomes Final, Plaintiff Ojha, MGT, and the *Ojha* MGT Defendants shall file a Stipulation of Discontinuance in the *Ojha* Action to dismiss the *Ojha* Action with prejudice.

4.2 Upon the Effective Date, MGT, Plaintiffs (individually and on behalf of MGT), and each Current MGT Stockholder shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished, and discharged the Released Claims against the Released Persons. MGT, Plaintiffs, and each Current MGT Stockholder shall be deemed to have, and by operation of the Judgment shall have, covenanted not to sue any Released Person with respect to any Released Claims, and shall be permanently barred and enjoined from instituting, commencing or prosecuting the Released Claims against the Released Persons except to enforce the releases and other terms and conditions contained in this Stipulation and/or the Judgment entered pursuant thereto.

4.3 Upon the Effective Date, each of the Released Persons shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished and discharged each and all of Plaintiffs and their Related Persons, Plaintiffs' Counsel and their Related Persons, MGT, and all Current MGT Stockholders (solely in their capacity as MGT stockholders) from Defendants' Released Claims. The Released Persons shall be deemed to have, and by operation of the Judgment shall have, covenanted not to sue Plaintiffs or their Related Persons, Plaintiffs' Counsel or their Related Persons, MGT, or any Current MGT Stockholders (solely in their capacity as MGT stockholders) with respect to any Defendants' Released Claims, and shall be permanently barred and enjoined from instituting, commencing or prosecuting Defendants' Released Claims against Plaintiff and their Related Persons, Plaintiffs' Counsel and their Related Persons, MGT, and all Current MGT Stockholders (solely in their capacity as MGT stockholders) except to enforce the releases and other terms and conditions contained in this Stipulation and/or the Judgment entered pursuant thereto.

4.4 Nothing herein shall in any way release, waive, impair, or restrict the rights of any of the Settling Parties to enforce the terms of the Stipulation.

5. Plaintiffs' Counsel's Attorneys' Fees and Expenses

5.1 As a result of arm's-length negotiations between MGT and the Plaintiffs, with the assistance of the Mediator, MGT will pay the Fee and Expense Award, one hundred fifty thousand dollars ($150,000), as attorneys' fees and expenses to Plaintiffs' Counsel, subject to approval by the Court. The Settling Parties agree that the Fee and Expense Award is fair and reasonable in light of the substantial benefit conferred upon MGT and Current MGT Stockholders by the Settlement.

5.2 Within thirty-two (32) calendar days of the Court's entry of the Preliminary Approval Order, MGT shall pay the Fee and Expense Award to Plaintiffs' Counsel's escrow account ("Plaintiffs' Counsel's Escrow Account") via wire transfer or check; provided, however, that if the MGT Defendants' Payment is received in the MGT Escrow Account earlier than thirty (30) calendar days after the Court's entry of the Preliminary Approval Order, then MGT Counsel shall pay the Fee and Expense Award to Plaintiffs' Counsel's Escrow Account via wire transfer or check within 2 business days of the MGT Defendants' Payment being received in the MGT Escrow Account. Plaintiffs' Counsel shall provide Defendants' Counsel, within five (5) calendar days after entry of the Preliminary Approval Order, all necessary payment details to accomplish payment of the Fee and Expense Award to Plaintiffs' Counsel's Escrow Account, including an executed Form W-9. Defendants and Defendants' Counsel shall have no responsibility for, nor bear any risk or liability with respect to, the Escrow Account, its operation, or any taxes or expenses incurred in connection with Plaintiffs' Counsel's Escrow Account. Plaintiffs' Counsel shall be solely responsible for any administrative costs associated with Plaintiffs' Counsel's

Escrow Account, as well as the filing of all informational and other tax returns with the Internal Revenue Service, or any other state or local taxing authority, as may be necessary or appropriate.

5.3 The Fee and Expense Award shall remain in Plaintiffs' Counsel's Escrow Account until the entry of the Judgment, at which time the Fee and Expense Award shall be immediately releasable to Plaintiffs' Counsel, notwithstanding the existence of any timely-filed objections thereto or potential for appeal therefrom, or collateral attack on the Settlement or any part thereof. Should the Court order the payment of attorneys' fees and expenses to Plaintiffs' Counsel in an amount less than the agreed Fee and Expense Award prior to, or at the time of, entry of the Judgment, then only the Court-approved amount shall be released to Plaintiffs' Counsel. Any amounts remaining in Plaintiffs' Counsel's Escrow Account shall be returned to MGT immediately.

5.4 Payment of the Fee and Expense Award in the amount approved by the Court shall constitute final and complete payment for Plaintiffs' Counsel's attorneys' fees and expenses that have been incurred or will be incurred in connection with the filing and prosecution of the Derivative Actions and the resolution of the claims alleged therein. Defendants and Defendants' Counsel shall have no responsibility for the allocation or distribution of the Fee and Expense Award amongst Plaintiffs' Counsel. Defendants shall have no obligation to make any payment to any Plaintiffs' Counsel other than the payment to Plaintiffs' Counsel's Escrow Account provided in Section IV, ¶¶5.1-5.2 herein.

5.5 If for any reason any condition in Section IV, ¶6.1 is not met and the Effective Date of the Stipulation does not occur, if the Stipulation is in any way cancelled or terminated, or if the Judgment is reversed on appeal, then each of Plaintiffs' Counsel and their successors shall be obligated to repay to MGT, within twenty (20) calendar days after written notification of such

an event, the amount of the Fee and Expense Award paid by MGT that they received, and any amounts remaining in Plaintiffs' Counsel's Escrow Account shall be returned to MGT. In the event of any failure to obtain final approval of the full amount of the Fee and Expense Award, or upon any appeal and/or further proceedings on remand, or successful collateral attack, which results in the Judgment or the Fee and Expense Award being overturned or substantially modified, each of Plaintiffs' Counsel and their successors shall be obligated to repay to MGT, within twenty (20) calendar days, the portion of the Fee and Expense Award paid by MGT that they received and that was ultimately not awarded to Plaintiffs' Counsel, and any amounts remaining in Plaintiffs' Counsel's Escrow Account shall be returned to MGT.

5.6 Except as otherwise provided in this Stipulation, each of the Settling Parties shall bear his, her, or its own costs and attorneys' fees.

5.7 In light of the substantial benefit that Plaintiffs have helped to create for all Current MGT Stockholders, Plaintiffs shall make an application for a Court-approved service award in the amount of one thousand five hundred dollars ($1,500.00) each (the "Service Awards"), or three thousand dollars ($3,000) in total, to which Defendants shall not object. The Service Awards to Plaintiffs, to the extent that they are approved, shall be funded from the Fee and Expense Award.

6. <u>Conditions of Settlement, Effect of Disapproval, Cancellation, or Termination</u>

6.1 The Effective Date of the Stipulation shall be conditioned on the occurrence of all of the following events:

(i) the entry of the Preliminary Approval Order;

(ii) the Court's entry of the Judgment;

(iii) the payment of the Fee and Expense Award into Plaintiffs' Counsel's Escrow Account in accordance with Section IV, ¶¶5.1-5.2 herein;

(iv) the payment of the Shareholder Defendants' Payment and the MGT Defendants' Payment into the MGT Escrow Account in accordance with Section IV, ¶¶ 2.4-2.5 herein; and

(v) the Judgment has become Final.

6.2 If any of the conditions specified in Section IV, ¶6.1 are not met, then the Stipulation shall be cancelled and terminated subject to Section IV, ¶6.4, and Plaintiffs and Defendants shall be restored to their respective positions in the Derivative Actions as of February 13, 2020, unless Plaintiffs' Counsel and Defendants' Counsel, on behalf of their respective clients, mutually agree in writing to proceed with the Stipulation.

6.3 Each of the Settling Parties shall have the right to terminate the Settlement by providing written notice of their election to do so to all other Settling Parties within twenty (20) calendar days of the date on which: (i) the Court refuses to approve this Stipulation, or the terms contained herein, in any material respect; (ii) the Court refuses to enter the Preliminary Approval Order in substantially the form attached as Exhibit D hereto; (iii) the Court refuses to enter the Judgment in substantially the form attached as Exhibit E hereto; (iv) the Judgment is reversed or modified in any material respect by the Appellate Division of the Supreme Court, Second Department or the New York State Court of Appeals; (v) the payment of the Fee and Expense Award into Plaintiffs' Counsel's Escrow Account in accordance with Section IV, ¶¶ 5.1-5.2 herein is not made; (vi) the payment of the Shareholder Defendants' Payment and the MGT Defendants' Payment into the MGT Escrow Account in accordance with Section IV, ¶¶ 2.4-2.5 herein is not made; or (vii) the date on which the Effective Date of the Settlement cannot

otherwise occur; except that such termination shall not be effective unless and until the terminating Settling Party has, within twenty (20) calendar days of the date on which notice of the termination event has been provided to all other Settling Parties, attempted in good faith to confer with the other Settling Parties and/or to participate in a mediation session with the Mediator and the other Settling Parties to attempt to remedy the issue. Any order or proceeding relating to the Fee and Expense Award, or any appeal from any order relating thereto or reversal or modification thereof, shall not operate to cancel the Stipulation, allow for the termination of the Settlement, or affect or delay the Judgment approving the Settlement from becoming Final.

6.4 In the event that the Stipulation is not approved by the Court, or the Settlement is terminated for any reason, including pursuant to Section IV, ¶6.3 above, Plaintiffs and the Defendants shall be restored to their respective positions as of February 13, 2020, and all negotiations, proceedings, documents prepared and statements made in connection herewith shall be without prejudice to the Settling Parties, shall not be deemed or construed to be an admission by any of the Settling Parties of any act, matter, or proposition, and shall not be used in any manner for any purpose in any subsequent proceeding in the Derivative Actions or in any other action or proceeding. In such event, the terms and provisions of the Stipulation, with the exception of Section IV, ¶¶1.1-1.19, 5.5, 6.4, 8.6-8.20 herein, shall have no further force and effect with respect to the Settling Parties and shall not be used in the Derivative Actions or in any other proceeding for any purpose, and any judgment or orders entered by the Court in accordance with the terms of the Stipulation shall be treated as vacated, *nunc pro tunc*.

7. **Bankruptcy**

7.1 In the event any proceedings by or on behalf of MGT, whether voluntary or involuntary, are initiated under any chapter of the United States Bankruptcy Code, including any

act of receivership, asset seizure, or similar federal or state law action ("Bankruptcy Proceedings"), the Settling Parties agree to use their reasonable best efforts to obtain all necessary orders, consents, releases, and approvals for effectuation of this Stipulation in a timely and expeditious manner.

7.2 In the event of any Bankruptcy Proceedings by or on behalf of MGT, the Settling Parties agree that all dates and deadlines set forth herein will be extended for such periods of time as are necessary to obtain necessary orders, consents, releases and approvals from the bankruptcy court to carry out the terms and conditions of the Stipulation.

8. Miscellaneous Provisions

8.1 The Settling Parties may refer any dispute under this section to the Mediator, who shall have full authority to make binding determinations.

8.2 The Settling Parties: (i) acknowledge that it is their intent to consummate this Stipulation; and (ii) agree to cooperate to the extent reasonably necessary to effectuate and implement all terms and conditions of the Stipulation and to exercise their best efforts to accomplish the foregoing terms and conditions of the Stipulation. To the extent the Settling Parties are unable to reach agreement concerning such best efforts, any Settling Party may refer the matter to the Mediator, who shall have full authority to make binding determinations.

8.3 Any planned, proposed or actual sale, merger or change-in-control of MGT shall not void this Stipulation. The Stipulation shall run to the Settling Parties' respective successors-in-interest. In the event of a planned, proposed or actual sale, merger or change-in-control of MGT, the Settling Parties shall continue to seek court approval of the Settlement expeditiously, including, but not limited to, the Settlement terms reflected in this Stipulation and the Fee and Expense Award.

8.4 The Settling Parties agree that the terms of the Settlement were negotiated in good faith and at arm's-length by the Settling Parties and reflect a settlement that was reached voluntarily based upon adequate information and after consultation with competent legal counsel. The Settling Parties shall not take the position that the litigation was brought or defended in bad faith. The Settling Parties and their respective counsel agree that, throughout the course of the litigation, all Settling Parties and their counsel complied with Part 130 of the New York Civil Practice Law and Rules ("C.P.L.R."). in connection with the maintenance, prosecution, defense, and settlement of the Derivative Actions and shall not make any application for sanctions, pursuant to the C.P.L.R. or other court rule or statute, with respect to any claim or defense in the Derivative Actions.

8.5 While maintaining their positions that the claims and defenses asserted in the Derivative Actions are, respectively, meritorious or without merit, as the case may be, Plaintiffs and Plaintiffs' Counsel, on the one hand, and Defendants and Defendants' Counsel, on the other, shall not make any public statements or statements to the media (whether or not for attribution) that disparage the Settlement or any of the other's business, conduct, or reputation, or that of their counsel, connected to the Derivative Actions. Notwithstanding the foregoing, each of the Settling Parties reserves their right to rebut, in a manner that such party determines to be reasonable and appropriate, any contention made in any public forum that the Derivative Actions were brought or defended in bad faith or without a reasonable basis.

8.6 Whether or not the Settlement is approved by the Court, and whether or not the Settlement is consummated, the fact and terms of this Stipulation, including any exhibits attached hereto, all proceedings in connection with the Settlement, and any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement:

(a) shall not be offered, received, or used in any way against the Settling Parties as evidence of, or be deemed to be evidence of, a presumption, concession, or admission by any of the Settling Parties with respect to the truth of any fact alleged by Plaintiffs or the validity, or lack thereof, of any claim that has been or could have been asserted in the Derivative Actions or in any litigation, or the deficiency, infirmity, or validity of any defense that has been or could have been asserted in the Derivative Actions or in any litigation, or of any fault, wrongdoing, negligence, or liability of any of the Released Persons;

(b) shall not be offered, received, or used in any way against any of the Released Persons as evidence of, or be deemed to be evidence of, a presumption, concession, or admission of any fault, misrepresentation or omission with respect to any statement or written document approved, issued, or made by any Released Person;

(c) shall not be offered, received, or used in any way against any of the Released Persons as evidence of, or be deemed to be evidence of, a presumption, concession, or admission of any liability, fault, negligence, omission or wrongdoing, or in any way referred to for any other reason as against the Released Persons, in any arbitration proceeding or other civil, criminal, or administrative action or proceeding in any court, administrative agency, or other tribunal; and

(d) shall not be offered, received, or used in any way against Plaintiffs or Plaintiffs' Counsel as evidence of, or be deemed to be evidence of, a presumption, concession, or admission that any of Plaintiffs' claims are without merit or that Plaintiffs would not have been able to prevail on his claims at trial.

8.7 Neither this Stipulation nor the Settlement, nor any act performed or document executed pursuant to or in furtherance of this Stipulation, or the Settlement, shall be admissible

in any proceeding for any purpose except to enforce the terms of the Settlement; provided, however, that the Released Persons may refer to the Settlement, and file the Stipulation and/or the Judgment, in any action that may be brought against them to effectuate the liability protections granted them hereunder, including, without limitation, to support a defense or claim based on principles of *res judicata*, collateral estoppel, full faith and credit, release, standing, good faith settlement, judgment bar or reduction or any other theory of claim preclusion or issue preclusion or similar defense or claim under U.S. federal or state law or foreign law.

8.8 The exhibits to the Stipulation are material and integral parts hereof and are fully incorporated herein by this reference.

8.9 The Stipulation may be amended or modified only by a written instrument signed by or on behalf of all the Settling Parties or their respective successors-in-interest. After prior notice to the Court, but without further order of the Court, the Settling Parties may agree to reasonable extensions of time to carry out any provisions of this Stipulation.

8.10 This Stipulation and the exhibits attached hereto represent the complete and final resolution of all disputes among the Settling Parties with respect to the Derivative Actions, constitute the entire agreement among the Settling Parties, and supersede any and all prior negotiations, discussions, agreements, or undertakings, whether oral or written, with respect to such matters.

8.11 The waiver by one party of any breach of the Settlement by any other party shall not be deemed a waiver of any other prior or subsequent breach of the Settlement. The provisions of the Settlement may not be waived except by a writing signed by the affected party, or counsel for that party.

8.12 The headings in the Stipulation and its exhibits are used for the purpose of

convenience only and are not meant to have legal effect.

8.13 The Stipulation and the Settlement shall be binding upon, and inure to the benefit of, the successors and assigns of the Settling Parties and the Released Persons.

8.14 The Stipulation and the exhibits attached hereto shall be considered to have been negotiated, executed, and delivered, and to be wholly performed, in the State of New York and the rights and obligations of the Settling Parties to the Stipulation shall be construed and enforced in accordance with, and governed by, the internal, substantive laws of the State of New York without giving effect to that State's choice of law principles. No representations, warranties, or inducements have been made to any party concerning the Stipulation or its exhibits other than the representations, warranties, and covenants contained and memorialized in such documents.

8.15 This Stipulation shall not be construed more strictly against one Settling Party than another merely by virtue of the fact that it, or any part of it, may have been prepared by counsel for one of the Settling Parties, it being recognized that it is the result of arm's-length negotiations among the Settling Parties, and all Settling Parties have contributed substantially and materially to the preparation of this Stipulation.

8.16 All agreements made and orders entered during the course of the Derivative Actions relating to the confidentiality of information and documents shall survive this Stipulation.

8.17 Nothing in this Stipulation, or the negotiations or proceedings relating to the Settlement, is intended to or shall be deemed to constitute a waiver of any applicable privilege or immunity, including, without limitation, the attorney-client privilege, the joint defense privilege, the accountants' privilege, or work product immunity; further, all information and documents

transmitted between Plaintiffs' Counsel and Defendants' Counsel in connection with the Settlement shall be kept confidential and shall be inadmissible in any proceeding in any U.S. federal or state court or other tribunal or otherwise, in accordance with C.P.L.R. § 4547 as if such Rule applied in all respects in any such proceeding or forum.

8.18 The Settling Parties intend that the Court retain jurisdiction for the purpose of effectuating and enforcing the terms of the Settlement.

8.19 Any notice required by this Stipulation shall be submitted by overnight mail and e-mail to each of the signatories below.

8.20 The Stipulation may be executed in one or more counterparts, including by signature transmitted via facsimile, or by a .pdf/.tif image of the signature transmitted via e-mail. All executed counterparts and each of them shall be deemed to be one and the same instrument. A complete set of executed counterparts shall be filed with the Court.

IN WITNESS WHEREOF, the Settling Parties hereto have caused the Stipulation to be executed, by their duly authorized attorneys, dated as of April 23, 2020.

THE ROSEN LAW FIRM, P.A.

By: ______________________
Phillip Kim
Erica L. Stone
275 Madison Avenue, 40th Floor
New York, NY 10016
Tel.: (212) 686-1060
Email: pkim@rosenlegal.com
Email: estone@rosenlegal.com

Counsel for Plaintiff Bob Thomas

THE BROWN LAW FIRM, P.C.

By: ______________________
Timothy Brown
Saadia Hashmi
240 Townsend Square
Oyster Bay, NY 11771
Tel.: (516) 922-5427
Email: tbrown@thebrownlawfirm.net
Email: shashmi@thebrownlawfirm.net

Counsel for Plaintiff Atul Ojha

KRAMER LEVIN NAFTALIS & FRANKEL LLP

By: ______________________
Karen S. Kennedy

BAKER & McKENZIE LLP

By: ______________________
Laura Zimmerman

transmitted between Plaintiffs' Counsel and Defendants' Counsel in connection with the Settlement shall be kept confidential and shall be inadmissible in any proceeding in any U.S. federal or state court or other tribunal or otherwise, in accordance with C.P.L.R. § 4547 as if such Rule applied in all respects in any such proceeding or forum.

8.18 The Settling Parties intend that the Court retain jurisdiction for the purpose of effectuating and enforcing the terms of the Settlement.

8.19 Any notice required by this Stipulation shall be submitted by overnight mail and e-mail to each of the signatories below.

8.20 The Stipulation may be executed in one or more counterparts, including by signature transmitted via facsimile, or by a .pdf/.tif image of the signature transmitted via e-mail. All executed counterparts and each of them shall be deemed to be one and the same instrument. A complete set of executed counterparts shall be filed with the Court.

IN WITNESS WHEREOF, the Settling Parties hereto have caused the Stipulation to be executed, by their duly authorized attorneys, dated as of April 23, 2020.

THE ROSEN LAW FIRM, P.A.

By: ______________________
Phillip Kim
Erica L. Stone
275 Madison Avenue, 40th Floor
New York, NY 10016
Tel.: (212) 686-1060
Email: pkim@rosenlegal.com
Email: estone@rosenlegal.com

Counsel for Plaintiff Bob Thomas

THE BROWN LAW FIRM, P.C.

By: ______________________
Timothy Brown
Saadia Hashmi
240 Townsend Square
Oyster Bay, NY 11771
Tel.: (516) 922-5427
Email: tbrown@thebrownlawfirm.net
Email: shashmi@thebrownlawfirm.net

Counsel for Plaintiff Atul Ojha

KRAMER LEVIN NAFTALIS & FRANKEL LLP

By: ______________________
Karen S. Kennedy

BAKER & McKENZIE LLP

By: ______________________
Laura Zimmerman

transmitted between Plaintiffs' Counsel and Defendants' Counsel in connection with the Settlement shall be kept confidential and shall be inadmissible in any proceeding in any U.S. federal or state court or other tribunal or otherwise, in accordance with C.P.L.R. § 4547 as if such Rule applied in all respects in any such proceeding or forum.

8.18 The Settling Parties intend that the Court retain jurisdiction for the purpose of effectuating and enforcing the terms of the Settlement.

8.19 Any notice required by this Stipulation shall be submitted by overnight mail and e-mail to each of the signatories below.

8.20 The Stipulation may be executed in one or more counterparts, including by signature transmitted via facsimile, or by a .pdf/.tif image of the signature transmitted via e-mail. All executed counterparts and each of them shall be deemed to be one and the same instrument. A complete set of executed counterparts shall be filed with the Court.

IN WITNESS WHEREOF, the Settling Parties hereto have caused the Stipulation to be executed, by their duly authorized attorneys, dated as of April 23, 2020.

THE ROSEN LAW FIRM, P.A.

By: ____________________________
Phillip Kim
Erica L. Stone
275 Madison Avenue, 40th Floor
New York, NY 10016
Tel.: (212) 686-1060
Email: pkim@rosenlegal.com
Email: estone@rosenlegal.com

Counsel for Plaintiff Bob Thomas

THE BROWN LAW FIRM, P.C.

By: ____________________________
Timothy Brown
Saadia Hashmi
240 Townsend Square
Oyster Bay, NY 11771
Tel.: (516) 922-5427
Email: tbrown@thebrownlawfirm.net
Email: shashmi@thebrownlawfirm.net

Counsel for Plaintiff Atul Ojha

KRAMER LEVIN NAFTALIS & FRANKEL LLP

By: ____________________________
Karen S. Kennedy

BAKER & McKENZIE LLP

By: ____________________________
Laura Zimmerman

John P. Coffey
1177 Avenue of the Americas
New York, NY 10036
Tel.: (212) 715-9456
Email: kkennedy@kramerlevin.com
Email: scoffey@kramerlevin.com

Counsel for Defendants Robert B. Ladd, H. Robert Holmes, Michael Onghai, Nolan Bushnell and Robert S. Lowrey and Nominal Defendant MGT Capital Investments, Inc.

SHEPPARD, MULLIN, RICHTER & HAMPTON LLP

By: ______________________
Christopher Bosch
30 Rockefeller Plaza
New York, NY 10112
Tel.: (212) 653-8185
Email: cbosch@sheppardmullin.com

Robert Weber (*pro hac vice*)
1901 Avenue of the Stars, Suite 1600
Los Angeles, CA 90067
Tel.: (310) 228-3700
Email: RWeber@sheppardmullin.com

Counsel for Defendant Barry C. Honig and John Stetson

452 Fifth Avenue
New York, NY 10018
Tel.: (212) 326-0165
Email: laura.zimmerman@bakermckenzie.com

Edward Totino
Perrie Weiner (*pro hac vice* application pending)
1901 Avenue of the Stars, Suite 950
Los Angeles, CA 90067
Tel: (310) 201-4728
Email: edward.totino@bakermckenzie.com
Email: Perrie.weiner@bakermckenzie.com

Counsel for Defendant Mark Groussman

RICHARD AND RICHARD, P.A.

By: ______________________
Dennis Richard
Kimberly Rollnick
825 Brickell Bay Drive
Tower III, Suite 1748
Miami, FL 33131
Tel.: (305) 374-6688
Email: dennis@richardandrichard.com
Email: kim@richardandrichard.com

Counsel for Defendant Michael Brauser

John P. Coffey
1177 Avenue of the Americas
New York, NY 10036
Tel.: (212) 715-9456
Email: kkennedy@kramerlevin.com
Email: scoffey@kramerlevin.com

Counsel for Defendants Robert B. Ladd, H. Robert Holmes, Michael Onghai, Nolan Bushnell and Robert S. Lowrey and Nominal Defendant MGT Capital Investments, Inc.

SHEPPARD, MULLIN, RICHTER & HAMPTON LLP

By: ____________________________
Christopher Bosch
30 Rockefeller Plaza
New York, NY 10112
Tel.: (212) 653-8185
Email: cbosch@sheppardmullin.com

Robert Weber (*pro hac vice*)
1901 Avenue of the Stars, Suite 1600
Los Angeles, CA 90067
Tel.: (310) 228-3700
Email: RWeber@sheppardmullin.com

Counsel for Defendant Barry C. Honig and John Stetson

452 Fifth Avenue
New York, NY 10018
Tel.: (212) 326-0165
Email: laura.zimmerman@bakermckenzie.com

Edward Totino
Perrie Weiner (*pro hac vice* application pending)
1901 Avenue of the Stars, Suite 950
Los Angeles, CA 90067
Tel: (310) 201-4728
Email: edward.totino@bakermckenzie.com
Email: Perrie.weiner@bakermckenzie.com

Counsel for Defendant Mark Groussman

RICHARD AND RICHARD, P.A.

By: ____________________________
Dennis Richard
Kimberly Rollnick
825 Brickell Bay Drive
Tower III, Suite 1748
Miami, FL 33131
Tel.: (305) 374-6688
Email: dennis@richardandrichard.com
Email: kim@richardandrichard.com

Counsel for Defendant Michael Brauser

ORRICK, HERRINGTON & SUTCLIFFE LLP

By: ______________________

Nicole Lloret
51 West 52nd Street
New York, NY 10019
Tel.: (212) 506-3706
Email: nlloret@orrick.com

Randy Luskey
405 Howard Street
San Francisco, CA 94105
Tel.: (415) 773-5775
Email: rluskey@orrick.com

Counsel for Defendant John O'Rourke III

EXHIBIT A

SUPREME COURT OF THE STATE OF NEW YORK
COUNTY OF WESTCHESTER

BOB THOMAS, derivatively on behalf of MGT CAPITAL INVESTMENTS, INC., Plaintiff, vs. ROBERT B. LADD, JOHN MCAFFEE, H. ROBERT HOLMES, MICHAEL ONGHAI, NOLAN BUSHNELL, ROBERT S. LOWREY, BARRY C. HONIG, JOHN STETSON, MICHAEL BRAUSER, JOHN O'ROURKE III, and MARK GROUSSMAN, Defendants, and MGT CAPITAL INVESTMENTS, INC., Nominal Defendant.	Index No. 70301/2018 **EXHIBIT A** **CORPORATE GOVERNANCE REFORMS –NEW REFORMS**

NEW REFORMS

1. Within thirty days of final approval of the settlement, MGT Capital Investments, Inc. ("MGT" or the "Company") shall amend its Related Person Transaction Policy to include the following terms:

a) All executive officers and directors shall sign related party confirmations in connection with each Form 10-K and 10-Q and the confirmations are sent directly to MGT's independent auditor; and

b) All executive officers and directors shall submit to MGT's Board of Directors (the "Board") an up-to-date list of companies in which they are a director, an officer, and/or of which they own a controlling interest, and promptly update the list when any changes occur, which may be accomplished by including this information in the annual Director & Officer questionnaire retained by MGT's Compliance Officer.

2. *For five years from final approval of the settlement, the Company's Compliance Officer shall implement procedures to ensure that any material transaction which MGT is contemplating that would confer a monetary or other benefit to a party that is related to MGT or its officers will promptly be disclosed to the Board. Materiality of such transactions and whether such transactions are with a party that is related to MGT or its officers shall be determined by the factors set forth under Item 404(a) of Regulation S-K. The procedures shall include written disclosure to the Board of the details of any such transaction including the nature of the relationship between the proposed counter-party and the party related to MGT or its officers, financial terms and other pertinent information.

3. *For five years from final approval of the settlement, MGT shall make its Related Person Transactions Policy available on the investor relations part of the Company's website.

4. *For five years from final approval of the settlement, MGT shall make its Insider Trading Policy publicly available on the investor relations part of the Company's website.

5. Within thirty days of final approval of the settlement, MGT shall adopt a resolution and amend the charter of its Risk and Disclosure Committee (the "Risk Committee") to require the following:

a) The Risk Committee shall include at least two (2) board members;

b) The chair of the Risk Committee shall be selected by the members of the Risk Committee, but shall not be someone who received 25% or more withheld votes in the last election;

c) The Risk Committee shall meet at least six (6) times annually, including at least four (4) times in sessions at which management directors are not present;

d) If necessary, the Risk Committee shall communicate to the Compensation Committee and the Board's independent Chairman, any concerns regarding the performance and effectiveness of the CEO and CFO;

e) The Risk Committee shall be required to review MGT's Corporate Governance Guidelines annually;

f) The Risk Committee shall report compliance issues that may have significant financial implications to the full Board, and shall also report compliance issues (including risks relating to compliance issues) that are sufficiently material to trigger a disclosure obligation to the full Board;

g) The Risk Committee shall have the authority to retain separate and independent advisors or counsel to aid in fulfilling its responsibilities under its charter, which shall be at MGT's expense;

h) The Risk Committee shall keep the full Board apprised of its activities and shall directly advise the full Board in detail of its material findings on a periodic basis. The Risk Committee shall annually prepare a written report to the full Board summarizing its activities, conclusions, and recommendations for the past year and its agenda for the coming year, with special focus on the reports and recommendations supplied by the Compliance Officer; and

i) The Risk Committee shall be responsible for overseeing the maintenance and oversight of MGT's Corporate Governance Hotline. When MGT deems it feasible, the Corporate Governance Hotline, as well as its website, shall be monitored by an independent, third-party supplier, such as the NASDAQ OMX Whistleblower Hotline. The third-party supplier shall promptly report in writing any credible complaint to the Risk Committee within three (3) business days of receipt. The contact information for the Corporate Governance Hotline shall be conspicuously and widely posted by MGT on its website and elsewhere so as to be available to not only employees, but also to customers, vendors, and other third parties. Employees may also use this communication channel to report concerns relating to personal conduct, integrity, and professionalism. The Risk Committee shall ensure that all anonymous whistleblower complaints are provided to MGT's legal counsel and that all complaints are completely and fully investigated by the Risk Committee, in consultation with and under the supervision of MGT's legal counsel, and that any appropriate remedial action is taken based on the results of the investigation. The Risk Committee and MGT's legal counsel shall ensure that non-retaliation policies are instituted and strictly complied with in order to protect any MGT employee who reports a complaint via the hotline or website.

6. For three years from final approval of the settlement, the Company's Risk Committee, with the assistance of the Audit Committee, shall be responsible for monitoring compliance with MGT's Code of Business Conduct and Ethics.

7. Within three months of final approval of the settlement, the Company's Risk Committee shall, with the assistance of MGT's Compliance Officer, review MGT's ethics and risk program and internal controls over compliance and implement changes as necessary.

8. *Within thirty days of final approval of the settlement, MGT shall post the Company's Risk Committee Charter (and any modifications) and the composition of the Risk Committee on its website.

9. MGT shall adopt a resolution to amend the Audit Committee Charter to account for the Risk Committee and to include the following terms:

a) The Audit Committee shall solicit the input of department representatives as necessary to review the accuracy of MGT's public disclosures related to issues within their expertise, including, without limitation: (i) the adequacy of MGT's internal controls and accounting policies, (ii) operations, and compliance matters that may have a material impact on MGT's operational performance and financial health, and (iii) any matter implicating MGT's disclosure obligations under state and federal securities laws and regulations;

b) The Audit Committee shall receive annually a report listing all trades in MGT securities engaged in by Section 16 officers, which report shall identify any suspicious or non-compliant trades;

10. For five years from final approval of the settlement, the Company's Audit Committee Charter shall provide that the audit partner at the Company's independent auditing firm must be rotated at least once every five years.

11. For three years from final approval of the settlement, MGT shall institute annual employee training concerning risk assessment and compliance at MGT, as follows:

a) MGT's Compliance Officer shall be charged with primary responsibility for education pursuant to this provision;

b) Training shall be mandatory for all Company officers, all members of the Board; and all employees who are involved in (1) engaging and paying vendors for marketing purposes; (2) compliance; and (3) disseminating or producing the Company's public statements.

c) Training shall include coverage of:

- risk assessment and compliance;
- the laws and regulations regarding public disclosures; and

- the laws governing insider trading; and

d) Training shall be interactive.

EXHIBIT B

SUPREME COURT OF THE STATE OF NEW YORK
COUNTY OF WESTCHESTER

<table>
<tr>
<td>
BOB THOMAS, derivatively on behalf of MGT CAPITAL INVESTMENTS, INC.,

Plaintiff,

vs.

ROBERT B. LADD, JOHN MCAFFEE, H. ROBERT HOLMES, MICHAEL ONGHAI, NOLAN BUSHNELL, ROBERT S. LOWREY, BARRY C. HONIG, JOHN STETSON, MICHAEL BRAUSER, JOHN O'ROURKE III, and MARK GROUSSMAN,

Defendants,

and

MGT CAPITAL INVESTMENTS, INC.,

Nominal Defendant.
</td>
<td>
Index No. 70301/2018

EXHIBIT B

CORPORATE GOVERNANCE REFORMS – RECENT REFORMS
</td>
</tr>
</table>

RECENT REFORMS

1. MGT Capital Investments, Inc. ("MGT" or the "Company") has formalized its Related Person Transaction Policy in the form of a single document and has amended it to provide that a majority of MGT's Board of Directors' (the "Board") independent directors shall approve or ratify any related-party transaction, and that MGT timely disclosures on an annual basis of all such transactions that are determined to be material. In addition to the factors already considered, the Board's independent directors shall consider the business purpose for any proposed related-party transaction, the fairness of the transaction to MGT, and whether the proposed transaction impairs the independence of any outside director or presents an improper conflict of interest for any MGT officer or director whether or not they are involved in the transaction.

2. MGT's External Communications Policy provides that all communications with third parties shall be the responsibility of the "Authorized Spokesperson." In line with this policy and in addition to the enumerated responsibilities outlined in the policy, the Authorized Spokesperson shall monitor and/or review as appropriate investor relations documents, such as talking points, Q&As, press packages, corporate presentation materials, and similar materials, as well as agreements with vendors and consultants employed to support investor relations and will report to the Board if any such item does not comply with Company policies and federal securities laws and regulations.

3. MGT has adopted a resolution and drafted a charter formally creating a Risk and Disclosure Committee (the "Risk Committee") that requires the following:

a) The Risk Committee shall be primarily responsible for the risk management policies of MGT's operations and oversight of the operation of MGT's risk management framework;

b) The Risk Committee shall be responsible for monitoring MGT's compliance with all public reporting required of MGT as well as all internal risk assessment and internal reporting conducted by MGT employees. The Risk Committee shall be responsible for identifying material risks relating to MGT's compliance with all applicable laws and regulations, including all laws and regulations related to public disclosures about MGT's business affairs, financial reporting and risk exposure. To ensure that the Risk Committee is sufficiently informed to effectively fulfill these responsibilities, the Risk Committee shall receive and review quarterly reports from the Compliance Officer. The Risk Committee shall also have free access to management and Company employees for the purpose of identifying material risks relating to MGT's aforesaid compliance. The Risk Committee shall prepare a written report to the full Board whenever any material risks relating to MGT's aforesaid compliance are identified. This report shall include specific recommendations regarding proposals for mitigating these risks, as well as relevant considerations relating to MGT's public disclosures of these risks;

c) The Risk Committee shall be responsible for reviewing MGT's periodic public reports to ensure proper disclosure of risks and risk factors, including those arising from MGT's business strategies. In the event that such review reveals a false statement or omission of material fact in the periodic public report, the Risk Committee shall report the deficiency to the full Board;

4. MGT has posted its amended Audit Committee Charter on its website.

5. Each quarter, the CFO (or his or her designee) provides a written report as to the Company's financial condition and prospects, including, but not limited to, a discussion of all reasons for material increases in expenses and liabilities, if any, and material decreases in revenues and earnings, if any, management plans for ameliorating or reversing such negative trends and the success or failure of any such plans presented in the past. Additionally, the CFO and all heads of each of the Company's departments or groups shall make reports to the Board regarding their respective areas of responsibility at least quarterly, and they shall meet at least quarterly with the non-employee directors of the Company.

EXHIBIT C

SUPREME COURT OF THE STATE OF NEW YORK
COUNTY OF WESTCHESTER

BOB THOMAS, derivatively on behalf of MGT CAPITAL INVESTMENTS, INC., Plaintiff, vs. ROBERT B. LADD, JOHN McAFEE, H. ROBERT HOLMES, MICHAEL ONGHAI, NOLAN BUSHNELL, ROBERT S. LOWREY, BARRY C. HONIG, JOHN STETSON, MICHAEL BRAUSER, JOHN O'ROURKE III, and MARK GROUSSMAN, Defendants, and MGT CAPITAL INVESTMENTS, INC., Nominal Defendant.	Index No. 70301/2018 **EXHIBIT C** **NOTICE OF SETTLEMENT TO CURRENT MGT CAPITAL INVESTMENTS, INC. STOCKHOLDERS**

NOTICE OF PROPOSED SETTLEMENT OF DERIVATIVE ACTION

TO: **ALL CURRENT OWNERS OF MGT CAPITAL INVESTMENTS, INC. ("MGT") COMMON STOCK (TICKER SYMBOL: MGTI) AS OF APRIL 23, 2020, WHO CONTINUE TO OWN SUCH SHARES THROUGH ________ __, 2020 ("CURRENT MGT STOCKHOLDERS").**

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL OF STOCKHOLDER DERIVATIVE LITIGATION AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS.

IF THE COURT APPROVES THE SETTLEMENT AND DISMISSAL OF THE DERIVATIVE ACTION, CURRENT MGT STOCKHOLDERS WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND FROM PURSUING RELEASED CLAIMS.

THIS ACTION IS NOT A "CLASS ACTION." THUS, THERE IS NOT A COMMON FUND UPON WHICH YOU CAN MAKE A CLAIM FOR A MONETARY PAYMENT.

PLEASE TAKE NOTICE that this action is being settled on the terms set forth in a Stipulation and Compromise of Settlement dated April 23, 2020 (the "Stipulation").[1] The purpose of this Notice is to inform you of:

- the existence of the above-captioned derivative action and the related derivative action *Ojha v. Ladd*, Index No. 65647/2016 ("Derivative Actions"),
- the proposed settlement between the Plaintiffs and Defendants reached in the Derivative Actions (the "Settlement"),
- the hearing to be held by the Court to consider the fairness, reasonableness, and adequacy of the Settlement,
- Plaintiffs' Counsel's application for fees and expenses, and
- Plaintiffs' Service Awards.

This Notice describes what steps you may take in relation to the Settlement. This Notice is not an expression of any opinion by the Court about the truth or merits of Plaintiffs' claims or Defendants' defenses. This Notice is solely to advise you of the proposed Settlement of the Derivative Actions and of your rights in connection with the proposed Settlement.

<u>Summary</u>

On April 23, 2020, Plaintiffs, MGT, in its capacity as a nominal defendant, defendants Robert B. Ladd, H. Robert Holmes, Michael Onghai, and Nolan Bushnell ("MGT Defendants"), and defendants Barry C. Honig, John Stetson, Michael Brauser, John O'Rourke III, and Mark Groussman ("Shareholder Defendants") entered into the Stipulation in the above-captioned action filed derivatively on behalf of MGT, in Supreme Court of the State of New York, Westchester Country (the "Court") against the MGT Defendants and the Shareholder Defendants. The Settlement, as documented in the Stipulation, subject to the approval of the Court, is intended by the Settling Parties to fully, finally, and forever compromise, resolve, discharge, and settle the Released Claims and to result in the dismissal of the Derivative Actions with prejudice, upon the terms and subject to the conditions set forth in the Stipulation. The consideration for the Settlement is as follows: (i) adoption of certain corporate governance reforms, the terms of which are fully set forth in Exhibits A and B to the Stipulation by MGT; (ii) the MGT Defendants shall collectively pay $75,000 to MGT; (iii) the Shareholder Defendants shall collectively pay $150,000 to MGT. As part of the Settlement MGT shall pay a Fee and Expense Award to Plaintiffs' Counsel of $150,000 and Service Awards to 2 Plaintiffs of $1,500 each, to be paid from the Fee and Expense Award.

This notice is a summary only and does not describe all of the details of the Stipulation. For full details of the matters discussed in this summary, please see the full Stipulation posted on the Investors page on MGT's website, mgtci.com/, contact Plaintiffs' Counsel at the addresses listed below, or inspect the full Stipulation filed with the Clerk of the Court.

<u>What is the Lawsuit About?</u>

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[1] All capitalized terms used in this notice, unless otherwise defined herein, are defined as set forth in the Stipulation.

The Derivative Actions are brought derivatively on behalf of nominal defendant MGT and alleges that the MGT Defendants and Shareholder Defendants breached their fiduciary duties by making and/or causing MGT to make false and misleading statements of material fact to the investing public, failing to maintain internal controls at MGT, and engaging in a pump and dump scheme.

Why is there a Settlement?

The Court has not decided in favor of Defendants or Plaintiffs. Instead, both sides agreed to the Settlement to avoid the distraction, costs, and risks of further litigation, and because the Settlement, including the corporate governance reforms adopted by MGT as part of the Settlement and the payments by the MGT Defendants and the Sharheolder Defendants to MGT, provides a substantial benefit to, and is in the best interests of, MGT and its stockholders.

Defendants deny each and every allegation of wrongdoing or liability arising out of or relating in any way to the events, conduct, statements, acts, or omissions alleged in the Derivative Action. Defendants further assert that, at all times, they acted in good faith, and in a manner they reasonably believed to be and that was in the best interests of MGT and MGT's stockholders. Defendants assert that they have meritorious defenses to the claims in the Derivative Actions. Nonetheless, Defendants have entered into the Stipulation, without admitting or conceding any fault, liability, wrongdoing, or damage whatsoever, in order to avoid the risks inherent in any lawsuit and the burden and expense of further litigation.

The Settlement Hearing and Your Right to Object to the Settlement

On _________ __, 2020, the Court entered an order preliminarily approving the Stipulation and the Settlement contemplated therein (the "Preliminary Approval Order") and providing for the notice of the Settlement to be made to Current MGT Stockholders. The Preliminary Approval Order further provides that the Court will hold a hearing (the "Settlement Hearing") on , 2020 at : .m. before the Honorable Linda S. Jamieson, New York Supreme Court, Westchester County, Courtroom 103, located at the 111 Dr. Martin Luther King, Jr. Blvd., White Plains, NY 10601 to, among other things: (i) determine whether the proposed Settlement is fair, reasonable and adequate and in the best interests of MGT and its stockholders; (ii) consider any objections to the Settlement submitted in accordance with this Notice; (iii) determine whether a judgment should be entered dismissing all claims in the Derivative Actions with prejudice, and releasing the Released Claims against the Released Persons; (iv) consider the agreed-to Fee and Expense Award to Plaintiffs' Counsel of attorneys' fees and the reimbursement of expenses; (v) consider the Service Awards to Plaintiffs, which shall be funded from the Fee and Expense Award; and (vi) consider any other matters that may properly be brought before the Court in connection with the Settlement.

The Court may, in its discretion, change the date and/or time of the Settlement Hearing without further notice to you. The Court also has reserved the right to hold the Settlement Hearing telephonically without further notice to you. If you intend to attend the Settlement Hearing, please consult the Court's calendar and/or the Investors page of MGT's website, mgtci.com/, for any change in date, time or format of the Settlement Hearing.

Any Current MGT Stockholder who wishes to object to the fairness, reasonableness, or adequacy of the Settlement as set forth in the Stipulation, or to the proposed Fee and Expense Award to Plaintiffs' Counsel, may file a written objection with the Court. An objector must at least 14 calendar days prior to the Settlement Hearing: (1) file with the Clerk of the Court and serve upon the below listed counsel a written objection to the Settlement setting forth (a) the nature of the objection, (b) proof of ownership of MGT common stock as of April 23, 2020 and through the date of the Settlement Hearing, including the number of shares of MGT common stock held and the date of purchase, (c) any and all documentation or evidence in support of such objection, and (d) the identities of any cases, by name, court, and docket number, in which the stockholder or his, her, or its attorney has objected to a settlement in the last 3 years; and (2) if intending to appear, and requesting to be heard, at the Settlement Hearing, he, she, or it must, in addition to the requirements of (1) above, file with the Clerk of the Court and serve on the below listed counsel (a) a written notice of his, her, or its intention to appear at the Settlement Hearing, (b) a statement that indicates the basis for such appearance, (c) the identities of any witnesses he, she, or it intends to call at the Settlement Hearing and a statement as to the subjects of their testimony, and (d) any and all evidence that would be presented at the Settlement Hearing. Any objector who does not timely file and serve a notice of intention to appear in accordance with this paragraph shall be foreclosed from raising any objection to the Settlement and shall not be permitted to appear at the Settlement Hearing, except for good cause shown.

IF YOU MAKE A WRITTEN OBJECTION, IT MUST BE ON FILE WITH THE CLERK OF THE COURT NO LATER THAN ________ __, 2020. The Clerk's address is:

Clerk of the Court
SUPREME COURT OF THE STATE OF NEW YORK, WESTCHESTER COUNTRY
111 Dr. Martin Luther King Jr. Blvd
White Plains, NY 10601

YOU ALSO MUST DELIVER COPIES OF THE MATERIALS TO PLAINTIFFS' COUNSEL AND DEFENDANTS' COUNSEL SO THEY ARE RECEIVED NO LATER THAN ________ __, 2020. Counsel's addresses are:

Counsel for Plaintiffs:

Phillip Kim
THE ROSEN LAW FIRM, P.A.
275 Madison Avenue, 40th Floor
New York, NY 10016

Timothy Brown
THE BROWN LAW FIRM, P.C.
240 Townsend Square
Oyster Bay, NY 11771

Counsel for Defendants Robert B. Ladd, H. Robert Holmes, Michael Onghai, Nolan Bushnell and Robert S. Lowrey and Nominal Defendant MGT Capital Investments, Inc.:

John P. Coffey
KRAMER LEVIN NAFTALIS & FRANKEL LLP
1177 Avenue of the Americas

Counsel for Defendant Mark Groussman:

Laura Zimmerman
BAKER & McKENZIE LLP
452 Fifth Avenue
New York, NY 10018

New York, NY 10036

Counsel for Defendant Barry C. Honig and John Stetson:
Robert D. Weber
SHEPPARD, MULLIN, RICHTER & HAMPTON LLP
1901 Avenue of the Stars, Suite 1600
Los Angeles, CA 90067

Counsel for Defendant Michael Brauser:
Kimberly Rollnick
RICHARD AND RICHARD, P.A
825 Brickell Bay Drive
Tower III, Suite 1748
Miami, FL 33131

Counsel for Defendant John O'Rourke III:
Nicole Lloret
ORRICK, HERRINGTON & SUTCLIFFE LLP
51 West 52nd Street
New York, NY 10019

An objector may file an objection on his, her or its own or through an attorney hired at his, her or its own expense. If an objector hires an attorney to represent him, her or it for the purposes of making such objection, the attorney must serve a notice of appearance on the counsel listed above and file such notice with the Court no later than 14 calendar days before the Settlement Hearing. Any Current MGT Stockholder who does not timely file and serve a written objection complying with the above terms shall be deemed to have waived, and shall be foreclosed from raising, any objection to the Settlement, and any untimely objection shall be barred.

Any objector who files and serves a timely, written objection in accordance with the instructions above, may appear at the Settlement Hearing either in person or through counsel retained at the objector's expense. Objectors need not attend the Settlement Hearing, however, in order to have their objections considered by the Court.

If you are a Current MGT Stockholder and do not take steps to appear in this action and object to the proposed Settlement, you will be bound by the Judgment of the Court and will forever be barred from raising an objection to such settlement in the Derivative Actions and from pursuing any of the Released Claims.

You may obtain further information by contacting counsel for Plaintiffs at: Phillip Kim, The Rosen Law Firm, P.A., 275 Madison Avenue, 40th Floor, NY 10016, Telephone: (212) 686-1060, Email: pkim@rosenlegal.com; or Timothy Brown, The Brown Law Firm, P.C., 240 Townsend Square, Oyster Bay, NY 11771, Telephone: (516) 922-5427, Email: tbrown@thebrownlawfirm.net . **Please Do Not Call the Court or Defendants with Questions About the Settlement.**

EXHIBIT D

SUPREME COURT OF THE STATE OF NEW YORK
COUNTY OF WESTCHESTER

BOB THOMAS, derivatively on behalf of MGT CAPITAL INVESTMENTS, INC., Plaintiff, vs. ROBERT B. LADD, JOHN McAFEE, H. ROBERT HOLMES, MICHAEL ONGHAI, NOLAN BUSHNELL, ROBERT S. LOWREY, BARRY C. HONIG, JOHN STETSON, MICHAEL BRAUSER, JOHN O'ROURKE III, and MARK GROUSSMAN, Defendants, and MGT CAPITAL INVESTMENTS, INC., Nominal Defendant.	Index No. 70301/2018 **EXHIBIT D** **[PROPOSED] ORDER PRELIMINARILY APPROVING DERIVATIVE SETTLEMENT AND PROVIDING FOR NOTICE**

WHEREAS, the parties to the above-captioned shareholder derivative action (the "Derivative Action") have made an application for an order: (i) preliminarily approving the Stipulation and Compromise of Settlement dated April 23, 2020 (the "Stipulation"), which, together with the exhibits annexed thereto, sets forth the terms and conditions for the proposed settlement and dismissal with prejudice of the Derivative Actions; and (ii) approving the form and content of the Notice of the Settlement to Current MGT Stockholders, substantially in the form of Exhibit C attached to the Stipulation (the "Notice");

WHEREAS, all capitalized terms contained herein shall have the same meanings as set forth in the Stipulation (unless otherwise defined herein); and

WHEREAS, the Court has read and considered the Stipulation and the exhibits annexed thereto, and all the Parties have consented to the entry of this Order Preliminarily Approving Derivative Settlement and Providing for Notice ("Preliminary Approval Order"),

NOW THEREFORE, IT IS HEREBY ORDERED:

1. The Court does hereby preliminarily approve, subject to further consideration at the Settlement Hearing described below, the Stipulation and the settlement set forth therein (the "Settlement"), including the terms and conditions for settlement and dismissal with prejudice of the Derivative Action.

2. A hearing shall be held before this Court (the "Settlement Hearing") on _________ __, 2020 at __:__ _.m.,[1] at the Supreme Court of the State of New York, Westchester Country, the Honorable Linda S. Jamieson, Courtroom 103, located at 111 Dr. Martin Luther King, Jr. Blvd., White Plains, NY 10601, to review the adequacy, fairness, and reasonableness of the Settlement set forth in the Stipulation and to determine: (i) whether to enter the Judgment finally approving the Settlement, substantially in the form of Exhibit E attached to the Stipulation; and (ii) all other matters properly before the Court. At the Settlement Hearing, the Court may hear or consider such other matters as the Court may deem necessary and appropriate.

3. The Court approves, as to form and content, the Notice, and finds that issuing the Notice through issuance of a press release on *GlobeNewswire*, filing with the SEC the Notice and Stipulation as exhibits to a Form 8-K, and posting the Notice together with the Stipulation on the investors relations portion of MGT's corporate website substantially in the manner and form set forth in this Preliminary Approval Order meets the requirements of due process, is the best notice

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[1] The Parties respectfully request that the Settlement Hearing be scheduled at least fifty-five (55) days after entry of this Preliminary Approval Order.

practicable under the circumstances, and shall constitute due and sufficient notice to current MGT stockholders and all other Persons entitled thereto.

4. Not later than ten (10) calendar days following entry of this Preliminary Approval Order, MGT shall issue the Notice via a press release on *GlobeNewswire*, file with the SEC the Notice and Stipulation as exhibits to a Form 8-K, and post the Notice together with the Stipulation on the "Investors" page of MGT's corporate website, mgtci.com/. The Notice will contain a link to the page on the Investors page of MGT's corporate website where the Notice and Stipulation will be posted, which posting will be maintained through the date of the Settlement Hearing.

5. All costs incurred in providing the Notice shall be paid by MGT, and MGT shall undertake all administrative responsibility for such issuing, filing, and posting of the Notice.

6. All papers in support of the Settlement and the Fee and Expense Award, including any Service Awards, shall be filed with the Court and served at least twenty-one (21) calendar days prior to the Settlement Hearing, and any reply papers shall be filed with the Court at least seven (7) calendar days prior to the Settlement Hearing.

7. Any Current MGT Stockholder may object and/or appear and show cause, if he, she, or it has any concern why the Settlement should not be finally approved as fair, reasonable, and adequate, why the Judgment should not be entered thereon, and/or why the Fee and Expense Award and the Service Awards should not be finally approved; provided, however, unless otherwise ordered by the Court, that no Current MGT Stockholder shall be heard or entitled to contest the approval of the terms and conditions of the Settlement, or, if approved, the Judgment to be entered thereon approving the same, or the Fee and Expense Award and the Service Awards unless that stockholder has, at least fourteen (14) calendar days prior to the Settlement

Hearing: (1) filed with the Clerk of the Court a written objection to the Settlement setting forth (a) the nature of the objection, (b) proof of ownership of MGT common stock as of the date of the Stipulation and through the date of the Settlement Hearing, including the number of shares of MGT common stock held and the date of purchase, (c) any and all documentation or evidence in support of such objection, and (d) the identities of any cases, by name, court, and docket number, in which the stockholder or his, her, or its attorney has objected to a settlement in the last three (3) years; and (2) if a current MGT stockholder intends to appear and requests to be heard at the Settlement Hearing, such stockholder must have, in addition to the requirements of (1) above, filed with the Clerk of the Court (a) a written notice of such stockholder's intention to appear at the Settlement Hearing; (b) a statement that indicates the basis for such appearance; (c) the identities of any witnesses the stockholder intends to call at the Settlement Hearing and a statement as to the subjects of their testimony; and (d) any and all evidence that would be presented at the Settlement Hearing. If a Current MGT Stockholder files a written objection and/or written notice of intent to appear, such stockholder must also serve copies of such notice, proof, statement, and documentation, together with copies of any other papers or briefs such stockholder files with the Court (either by hand delivery or by first class mail) at least fourteen (14) calendar days prior to the Settlement Hearing upon each of the following:

Counsel for Plaintiffs:

Phillip Kim
THE ROSEN LAW FIRM, P.A.
275 Madison Avenue, 40th Floor
New York, NY 10016

Timothy Brown
THE BROWN LAW FIRM, P.C.
240 Townsend Square
Oyster Bay, NY 11771

Counsel for Defendants Robert B. Ladd, H. Robert Holmes, Michael Onghai, Nolan Bushnell and Robert S. Lowrey and Nominal Defendant MGT Capital Investments, Inc.:
John P. Coffey
KRAMER LEVIN NAFTALIS &

Counsel for Defendant Mark Groussman:
Laura Zimmerman
BAKER & McKENZIE LLP
452 Fifth Avenue
New York, NY 10018

FRANKEL LLP
1177 Avenue of the Americas
New York, NY 10036

Counsel for Defendant Barry C. Honig and John Stetson:
Robert D. Weber
SHEPPARD, MULLIN, RICHTER & HAMPTON LLP
1901 Avenue of the Stars, Suite 1600
Los Angeles, CA 90067

Counsel for Defendant Michael Brauser:
Kimberly Rollnick
RICHARD AND RICHARD, P.A
825 Brickell Bay Drive
Tower III, Suite 1748
Miami, FL 33131

Counsel for Defendant John O'Rourke III:
Nicole Lloret
ORRICK, HERRINGTON & SUTCLIFFE LLP
51 West 52nd Street
New York, NY 10019

Any Current MGT Stockholder or other Person who does not make his, her, or its objection in the manner provided herein shall be deemed to have waived such objection and shall forever be foreclosed from making any objection to the fairness, reasonableness, or adequacy of the Settlement or the Fee and Expense Award and Service Awards, unless otherwise ordered by the Court, but shall be forever bound by the Judgment to be entered, the dismissal of this Derivative Action with prejudice, and any and all of the releases set forth in the Stipulation.

8. At least ten (10) calendar days prior to the Settlement Hearing, counsel for MGT shall file with the Court, proof, by affidavit or declaration, of the issuance, filing, and posting of the Notice pursuant to the terms of this Preliminary Approval Order.

9. All Current MGT Stockholders shall be bound by all orders, determinations, and judgments in this Derivative Action concerning the Settlement, whether favorable or unfavorable to Current MGT Stockholders.

10. All proceedings in this Derivative Action are stayed until further order of the Court, except as may be necessary to implement the Settlement or comply with the terms of the Stipulation and this Preliminary Approval Order. This Court retains exclusive jurisdiction over this Derivative Action, the Settling Parties, and Plaintiffs' Counsel and Defendants' Counsel to consider all further matters arising out of or connected with the Settlement.

11. Pending final determination of whether the Settlement should be approved, neither Plaintiffs, Plaintiffs' Counsel, nor any Current MGT Stockholders or other Persons, derivatively on behalf of MGT, shall commence or prosecute, or in any way instigate or participate in the commencement or prosecution of, any action or proceeding asserting any Released Claims against any of the Released Persons in any court or tribunal.

12. The facts and terms of the Stipulation, including any exhibits attached thereto, all proceedings in connection with the Settlement, and any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement:

(a) shall not be offered, received, or used in any way against the Settling Parties as evidence of, or be deemed to be evidence of, a presumption, concession, or admission by any of the Settling Parties with respect to the truth of any fact alleged by Plaintiffs or the validity, or lack thereof, of any claim that has been or could have been asserted in the Derivative Actions or in any litigation, or the deficiency, infirmity, or validity of any defense that has been or could have been asserted in the Derivative Actions or in any litigation, or of any fault, wrongdoing, negligence, or liability of any of the Released Persons;

(b) shall not be offered, received, or used in any way against any of the Released Persons as evidence of, or be deemed to be evidence of, a presumption, concession, or

admission of any fault, misrepresentation or omission with respect to any statement or written document approved, issued, or made by any Released Person;

(c) shall not be offered, received, or used in any way against any of the Released Persons as evidence of, or be deemed to be evidence of, a presumption, concession, or admission of any liability, fault, negligence, omission or wrongdoing, or in any way referred to for any other reason as against the Released Persons, in any arbitration proceeding or other civil, criminal, or administrative action or proceeding in any court, administrative agency, or other tribunal; and

(d) shall not be offered, received, or used in any way against Plaintiffs or Plaintiffs' Counsel as evidence of, or be deemed to be evidence of, a presumption, concession, or admission that any of Plaintiffs' claims are without merit or that Plaintiffs would not have been able to prevail on his claims at trial.

13. Neither the Stipulation nor the Settlement, nor any act performed or document executed pursuant to or in furtherance thereof, shall be admissible in any proceeding for any purpose except to enforce the terms of the Settlement; provided, however, that if finally approved, the Released Persons may refer to the Settlement, and file the Stipulation and/or the Judgment, in any action that may be brought against them to effectuate the liability protections granted them thereunder, including, without limitation, to support a defense or claim based on principles of *res judicata*, collateral estoppel, full faith and credit, release, standing, good faith settlement, judgment bar or reduction or any other theory of claim preclusion or issue preclusion or similar defense or claim under U.S. federal or state law or foreign law.

14. If the Stipulation is terminated pursuant to its terms, or the Effective Date does not otherwise occur, all proceedings in this Derivative Action will revert to their status as of February 13, 2020.

15. The Court reserves the right to adjourn the date of the Settlement Hearing or modify any other dates set forth herein without further notice to Current MGT Stockholders and retains jurisdiction to consider all further applications arising out of or connected with the Settlement. The Court may approve the Settlement and any of its terms, with such modifications as may be agreed to by the Settling Parties, if appropriate, without further notice to Current MGT Stockholders. The Court may decide to hold the Settlement Hearing telephonically without further notice to Current MGT Stockholders. Any Current MGT Stockholder (or his, her or its counsel) who wishes to appear at the Settlement Hearing should consult the Court's calendar and/or the Investors page of MGT's corporate website for any change in date, time or format of the Settlement Hearing.

IT IS SO ORDERED.

DATED: ______________________

____
HON. LINDA S. JAMIESON, J.S.C.

EXHIBIT E

SUPREME COURT OF THE STATE OF NEW YORK
COUNTY OF WESTCHESTER

BOB THOMAS, derivatively on behalf of MGT CAPITAL INVESTMENTS, INC., Plaintiff, vs. ROBERT B. LADD, JOHN MCAFFEE, H. ROBERT HOLMES, MICHAEL ONGHAI, NOLAN BUSHNELL, ROBERT S. LOWREY, BARRY C. HONIG, JOHN STETSON, MICHAEL BRAUSER, JOHN O'ROURKE III, and MARK GROUSSMAN, Defendants, and MGT CAPITAL INVESTMENTS, INC., Nominal Defendant.	Index No. 70301/2018 **EXHIBIT E** **[PROPOSED] FINAL ORDER AND JUDGMENT**

This matter came before the Court for hearing pursuant to this Court's Order Preliminarily Approving Derivative Settlement and Providing for Notice, dated ________ __, 2020 (the "Preliminary Approval Order"), on the application of the Settling Parties for final approval of the Settlement set forth in the Stipulation and Compromise of Settlement dated April 23, 2020 (the "Stipulation"). Due and adequate notice having been given to Current MGT Stockholders as required in the Preliminary Approval Order, and the Court having considered all papers filed and proceedings had herein and otherwise being fully informed of the premises and good cause appearing therefore, IT IS HEREBY ORDERED, ADJUDGED, AND DECREED that:

1. This Final Order and Judgment ("Judgment") incorporates by reference the definitions in the Stipulation, and except where otherwise specified herein, all capitalized terms used herein shall have the same meanings as set forth in the Stipulation.

2. This Court has jurisdiction over the subject matter of the Derivative Action, including all matters necessary to effectuate the Settlement, and over all Settling Parties.

3. This Court finds that the Settlement set forth in the Stipulation is fair, reasonable, and adequate as to each of the Settling Parties and all Current MGT Stockholders, and hereby finally approves the Settlement in all respects and orders the Settling Parties to perform its terms to the extent the Settling Parties have not already done so.

4. This Derivative Action, all claims contained therein, and any other Released Claims, are hereby ordered as fully, finally, and forever compromised, settled, released, discharged and dismissed on the merits and with prejudice by virtue of the proceedings herein and this Judgment. The Settling Parties are to bear their own costs, except as otherwise provided in the Stipulation.

5. Upon the Effective Date, MGT, Plaintiffs (individually and on behalf of MGT), and each Current MGT Stockholder shall be deemed to have, and by operation of this Judgment shall have, fully, finally, and forever released, relinquished, and discharged the Released Claims against the Released Persons. MGT, Plaintiffs, and each Current MGT Stockholder shall be deemed to have, and by operation of this Judgment shall have, covenanted not to sue any Released Person with respect to any Released Claims, and shall be permanently barred and enjoined from instituting, commencing or prosecuting the Released Claims against the Released Persons. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation and this Judgment.

6. Upon the Effective Date, each of the Released Persons shall be deemed to have, and by operation of this Judgment shall have, fully, finally, and forever released, relinquished, and discharged each and all of Plaintiffs and their Related Persons, Plaintiffs' Counsel and their Related Persons, MGT, and all Current MGT Stockholders (solely in their capacity as MGT stockholders) from Defendants' Released Claims. The Released Persons shall be deemed to have, and by operation of this Judgment shall have, covenanted not to sue Plaintiffs or their Related Persons, Plaintiffs' Counsel or their Related Persons, MGT, or any Current MGT Stockholders (solely in their capacity as MGT stockholders) with respect to any Defendants' Released Claims, and shall be permanently barred and enjoined from instituting, commencing or prosecuting Defendants' Released Claims against Plaintiff and their Related Persons, Plaintiffs' Counsel and their Related Persons, MGT, and all Current MGT Stockholders (solely in their capacity as MGT stockholders). Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation and this Judgment.

7. The Court finds that the notice of the Settlement to Current MGT Stockholders was made in accordance with the Preliminary Approval Order and provided the best notice practicable under the circumstances to all Persons entitled to such notice, and said notice fully satisfied the requirements of due process.

8. The Court finds that during the course of the Derivative Actions, the Parties and their counsel at all times complied with Part 130 of the New York Civil Practice Law and Rules.

9. The Court finds that the Fee and Expense Award in the amount of one hundred fifty thousand dollars ($150,000) is fair and reasonable, in accordance with the Stipulation, and finally approves the Fee and Expense Award.

10. The Court finds that the Service Awards to Plaintiffs in the amount of one thousand five hundred dollars ($1,500) each, or three thousand ($3,000) in total, are fair and reasonable, in accordance with the Stipulation, and finally approves the Service Awards, to be paid by Plaintiffs' Counsel from the Fee and Expense Award.

11. This Judgment, the facts and terms of the Stipulation, including any exhibits attached thereto, all proceedings in connection with the Settlement, and any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement:

(a) shall not be offered, received, or used in any way against the Settling Parties as evidence of, or be deemed to be evidence of, a presumption, concession, or admission by any of the Settling Parties with respect to the truth of any fact alleged by Plaintiffs or the validity, or lack thereof, of any claim that has been or could have been asserted in the Derivative Actions or in any litigation, or the deficiency, infirmity, or validity of any defense that has been or could have been asserted in the Derivative Actions or in any litigation, or of any fault, wrongdoing, negligence, or liability of any of the Released Persons;

(b) shall not be offered, received, or used in any way against any of the Released Persons as evidence of, or be deemed to be evidence of, a presumption, concession, or admission of any fault, misrepresentation or omission with respect to any statement or written document approved, issued, or made by any Released Person;

(c) shall not be offered, received, or used in any way against any of the Released Persons as evidence of, or be deemed to be evidence of, a presumption, concession, or admission of any liability, fault, negligence, omission or wrongdoing, or in any way referred to for any other reason as against the Released Persons, in any arbitration proceeding or other civil,

criminal, or administrative action or proceeding in any court, administrative agency, or other tribunal; and

(d) shall not be offered, received, or used in any way against Plaintiffs or Plaintiffs' Counsel as evidence of, or be deemed to be evidence of, a presumption, concession, or admission that any of Plaintiffs' claims are without merit or that Plaintiffs would not have been able to prevail on his claims at trial.

12. Neither the Judgment, nor the Stipulation, nor the Settlement, nor any act performed or document executed pursuant to or in furtherance thereof, shall be admissible in any proceeding for any purpose except to enforce the terms of the Settlement; provided, however, that the Released Persons may refer to the Settlement, and file the Stipulation and/or this Judgment, in any action that may be brought against them to effectuate the liability protections granted them thereunder, including, without limitation, to support a defense or claim based on principles of *res judicata*, collateral estoppel, full faith and credit, release, standing, good faith settlement, judgment bar or reduction or any other theory of claim preclusion or issue preclusion or similar defense or claim under U.S. federal or state law or foreign law.

13. Without affecting the finality of this Judgment in any way, the Court hereby retains continuing jurisdiction over: (a) implementation of the Settlement; and (b) all Settling Parties for the purpose of construing, enforcing, and administering the Stipulation and this Judgment, including, if necessary, setting aside and vacating this Judgment, on motion of a Settling Party, to the extent consistent with and in accordance with the Stipulation if the Effective Date fails to occur in accordance with the Stipulation.

14. This Judgment is a final judgment and should be entered forthwith by the Clerk dismissing the Derivative Action with prejudice.

IT IS SO ORDERED.

DATED: ______________________

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HON. LINDA S. JAMIESON, J.S.C.